UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

Caption in Compliance with D.N.J. LBR 9004-2(c)

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
ROBERTA A. DeANGELIS
ACTING UNITED STATES TRUSTEE, REGION 3
Mitchell B. Hausman, Esq. (MH 1464)
One Newark Center, Suite 2100
Newark, NJ 07102
Telephone: (973) 645-3014
Fax: (973) 645-5993

FILED
JAM[illegible] ERK
NOV 0 2 2009
U.S. BANKRUPTCY COURT
NEWARK, N.J.
BY ______ DEPUTY

In Re:

Tetragenex Pharmaceuticals, Inc.

Case No.: 09-30775 (MS)

Chapter 11

Hearing Date: November 2, 2009 @ 10:00 a.m.

Judge: The Honorable Morris Stern

ORDER DISMISSING CHAPTER 11 CASE

The relief set forth on the following page(s), numbered two (2) is hereby **ORDERED**.

11/2/09